                                                                EX-99.B(d)(1)(i)

                             WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
1.   Asset Allocation Fund                            0.75        0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
2.   California Limited Term Tax-Free Fund            0.40        0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
3.   California Tax-Free Fund                         0.40        0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
4.   California Tax-Free Money Market Fund            0.30        0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
5.   California Tax-Free Money Market Trust           0.00            No change
------------------------------------------------------------------------------------
6.   Cash Investment Money Market Fund                0.10            No change
------------------------------------------------------------------------------------
7.   Colorado Tax-Free Fund                           0.40        0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
8.   C&B Large Cap Value Fund                         0.75        0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
9.   C&B Mid Cap Value Fund                           0.75        0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
10.  C&B Tax-Managed Value Fund                       0.75        0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
11.  Diversified Bond Fund                      Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
12.  Diversified Equity Fund                    Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
13.  Diversified Small Cap Fund                 Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
14.  Equity Income Fund                               0.75        0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
15.  Equity Index Fund                                0.15        0-499M     0.10
                                                                  500-999M   0.10
                                                                  1-2.99B    0.075
                                                                  3-4.99B    0.075
                                                                  >4.99B     0.05
------------------------------------------------------------------------------------
16.  Government Money Market Fund                     0.10            No change
------------------------------------------------------------------------------------
17.  Growth Balanced Fund                       Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
18.  Growth Equity Fund                         Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
19.  Growth Fund                                      0.75        0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
20.  High Yield Bond Fund                             0.60        0-499M     0.55
                                                                  500-999M   0.50
                                                                  1-2.99B    0.45
                                                                  3-4.99B    0.425
                                                                  >4.99B     0.40
------------------------------------------------------------------------------------
21.  Income Fund                                      0.50        0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
22.  Income Plus Fund                                 0.60        0-499M     0.55
                                                                  500-999M   0.50
                                                                  1-2.99B    0.45
                                                                  3-4.99B    0.425
                                                                  >4.99B     0.40
------------------------------------------------------------------------------------
23.  Index Allocation Fund                            0.75        0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
24.  Index Fund                                       0.15        0-499M     0.10
                                                                  500-999M   0.10
                                                                  1-2.99B    0.075
                                                                  3-4.99B    0.075
                                                                  >4.99B     0.05
------------------------------------------------------------------------------------
25.  Inflation-Protected Bond Fund                    0.50        0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
26.  Intermediate Government Income Fund              0.50        0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
27.  International Equity Fund                       1.00         0-499M     0.95
                                                                  500-999M   0.90
                                                                  1-2.99B    0.85
                                                                  3-4.99B    0.825
                                                                  >4.99B     0.80
------------------------------------------------------------------------------------
28.  Large Cap Appreciation Fund                     0.70         0-499M     0.70
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
29.  Large Cap Value Fund                            0.75         0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
30.  Large Company Growth Fund                       0.75         0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
31.  Limited Term Government Income Fund             0.50         0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
32.  Liquidity Reserve Money Market Fund             0.35         0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
33.  Minnesota Money Market Fund                     0.30         0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
34.  Minnesota Tax-Free Fund                         0.40         0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
35.  Moderate Balanced Fund/1/                  Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
36.  Money Market Fund                               0.40         0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
37.  Money Market Trust                              0.00             No change
------------------------------------------------------------------------------------
38.  Montgomery Emerging Markets Focus Fund          1.10         0-499M     1.10
                                                                  500-999M   1.05
                                                                  1-2.99B    1.00
                                                                  3-4.99B    0.975
                                                                  >4.99B     0.95
------------------------------------------------------------------------------------
39.  Montgomery Institutional Emerging
     Markets Fund                                    1.10         0-499M     1.10
                                                                  500-999M   1.05
                                                                  1-2.99B    1.00
                                                                  3-4.99B    0.975
                                                                  >4.99B     0.95
------------------------------------------------------------------------------------
40.  Montgomery Mid Cap Growth Fund                  0.75         0-499M     0.75
                                                                  500-999M   0.70
                                                                  1-2.99B    0.65
                                                                  3-4.99B    0.625
                                                                  >4.99B     0.60
------------------------------------------------------------------------------------
41.  Montgomery Short Duration Government
     Bond Fund                                       0.50         0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
42.  Montgomery Small Cap Fund                       0.90         0-499M     0.90
                                                                  500-999M   0.85
                                                                  1-2.99B    0.80
                                                                  3-4.99B    0.775
                                                                  >4.99B     0.75
------------------------------------------------------------------------------------
43.  Montgomery Total Return Bond Fund               0.50         0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
44.  National Limited Term Tax-Free Fund             0.40         0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
45.  National Tax-Free Fund                          0.40         0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
46.  National Tax-Free Money Market Fund             0.10             No change
------------------------------------------------------------------------------------
47.  National Tax-Free Money Market Trust            0.00             No change
------------------------------------------------------------------------------------
48.  Nebraska Tax-Free Fund                          0.50         0-499M     0.40
                                                                  500-999M   0.35
                                                                  1-2.99B    0.30
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
49.  Outlook Today Fund                              0.70         0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
50.  Outlook 2010 Fund                               0.70         0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
51.  Outlook 2020 Fund                               0.70         0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
52.  Outlook 2030 Fund                               0.70         0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------
53.  Outlook 2040 Fund                               0.70         0-499M     0.65
                                                                  500-999M   0.60
                                                                  1-2.99B    0.55
                                                                  3-4.99B    0.525
                                                                  >4.99B     0.50
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
54.  Overland Express Sweep Fund                     0.45         0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------
55.  Overseas Fund                                   1.00         0-499M     0.95
                                                                  500-999M   0.90
                                                                  1-2.99B    0.85
                                                                  3-4.99B    0.825
                                                                  >4.99B     0.80
------------------------------------------------------------------------------------
56.  Prime Investment Money Market Fund              0.10             No change
------------------------------------------------------------------------------------
57.  SIFE Specialized Financial Services             0.95         0-499M     0.95
     Fund                                                         500-999M   0.90
                                                                  1-2.99B    0.85
                                                                  3-4.99B    0.825
                                                                  >4.99B     0.80
------------------------------------------------------------------------------------
58.  Small Cap Growth Fund                           0.90         0-499M     0.90
                                                                  500-999M   0.85
                                                                  1-2.99B    0.80
                                                                  3-4.99B    0.775
                                                                  >4.99B     0.75
------------------------------------------------------------------------------------
59.  Small Cap Opportunities Fund                    0.90         0-499M     0.90
                                                                  500-999M   0.85
                                                                  1-2.99B    0.80
                                                                  3-4.99B    0.775
                                                                  >4.99B     0.75
------------------------------------------------------------------------------------
60.  Small Company Growth Fund                       0.90         0-499M     0.90
                                                                  500-999M   0.85
                                                                  1-2.99B    0.80
                                                                  3-4.99B    0.775
                                                                  >4.99B     0.75
------------------------------------------------------------------------------------
61.  Small Company Value Fund                        0.90         0-499M     0.90
                                                                  500-999M   0.85
                                                                  1-2.99B    0.80
                                                                  3-4.99B    0.775
                                                                  >4.99B     0.75
------------------------------------------------------------------------------------
62.  Specialized Health Sciences Fund                0.95         0-499M     0.95
                                                                  500-999M   0.90
                                                                  1-2.99B    0.85
                                                                  3-4.99B    0.825
                                                                  >4.99B     0.80
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
63.  Specialized Technology Fund                     1.05         0-499M     1.05
                                                                  500-999M   1.00
                                                                  1-2.99B    0.95
                                                                  3-4.99B    0.925
                                                                  >4.99B     0.90
------------------------------------------------------------------------------------
64.  Stable Income Fund                              0.50         0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
65.  Strategic Growth Allocation Fund           Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
66.  Strategic Income Fund                      Based on a blended fee rate of the
                                                advisory fees charged by the Wells
                                                  Fargo Master Trust Portfolios.
------------------------------------------------------------------------------------
67.  Tactical Maturity Bond Fund                     0.50         0-499M     0.45
                                                                  500-999M   0.40
                                                                  1-2.99B    0.35
                                                                  3-4.99B    0.325
                                                                  >4.99B     0.30
------------------------------------------------------------------------------------
68.  Treasury Plus Money Market Fund                 0.10             No change
------------------------------------------------------------------------------------
69.  WealthBuilder Equity Portfolio                  0.35         0-499M     0.20
                                                                  500-999M   0.20
                                                                  1-2.99B    0.175
                                                                  3-4.99B    0.175
                                                                  >4.99B     0.15
------------------------------------------------------------------------------------
70.  WealthBuilder Growth Balanced                   0.35         0-499M     0.20
     Portfolio                                                    500-999M   0.20
                                                                  1-2.99B    0.175
                                                                  3-4.99B    0.175
                                                                  >4.99B     0.15
------------------------------------------------------------------------------------
71.  WealthBuilder Moderate Balanced                 0.35         0-499M     0.20
     Portfolio                                                    500-999M   0.20
                                                                  1-2.99B    0.175
                                                                  3-4.99B    0.175
                                                                  >4.99B     0.15
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                              Fee as % of Avg. Daily Net Asset Value
                                              --------------------------------------
FUNDS                                           Prior to 8/1/04   Effective 8/1/04
------------------------------------------------------------------------------------
72.  WealthBuilder Tactical Equity                   0.20         0-499M     0.20
     Portfolio                                                    500-999M   0.20
                                                                  1-2.99B    0.175
                                                                  3-4.99B    0.175
                                                                  >4.99B]    0.15
------------------------------------------------------------------------------------
73.  100% Treasury Money Market Fund                 0.35         0-499M     0.30
                                                                  500-999M   0.30
                                                                  1-2.99B    0.275
                                                                  3-4.99B    0.275
                                                                  >4.99B     0.25
------------------------------------------------------------------------------------

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004 Schedule A amended: May 18, 2004

     The foregoing fee schedule is agreed to as of May 18, 2004 and shall remain in effect until changed in writing by the parties.

                                         WELLS FARGO FUNDS TRUST


                                         By: /s/ C. David Messman
                                             -----------------------------------
                                             C. David Messman
                                             Secretary


                                         WELLS FARGO FUNDS MANAGEMENT, LLC


                                         By: /s/ Andrew Owen
                                             -----------------------------------
                                             Andrew Owen
                                             Senior Vice President